SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: April 7, 1998


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)


      New York                     333-05271              13-3728743
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                        380 Madison Avenue, New York          10017-2951
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (212) 622-3510

Item 5.  Other Events.

      On or about 3/18/98, Chase Commercial Mortgage Securities
 Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1 and and Series 1997-2 contemplated by the Pooling and Servicing Agreement dated as of July 1, 1996 and the Pooling and Servicing Agreement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreements") among the Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners Inc., as Special Servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as Fiscal Agent.


     Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1               Monthly Reports with respect to the
                               March 18, 1998 distribution

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 6, 1998


                                            THE CHASE MANHATTAN BANK,
                                            as Paying Agent, on behalf of
                                            Chase Commercial Mortgage
                                            Securities Corp.


                                            By:   /s/ Norma Catone
                                                  -------------------
                                           Name:   Norma Catone
                                           Title:  Second Vice President

                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Reports with respect to the distribution to Certificateholders on March 18, 1998